Exhibit 10.12

TENth AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT AND CONSENT

This TENth AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT (this “Amendment and Consent”) is entered into effective as of May 22, 2012, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), the Lenders (as defined below) party hereto, and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer and a Lender.

WHEREAS, the Borrower, the MLP, the Administrative Agent, and the lenders party thereto (the “Lenders”) are parties to that certain Second Amended and Restated Credit Agreement dated as of November 10, 2005, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 2006, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 28, 2007, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of September 24, 2008, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of December 21, 2009, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of January 14, 2010, that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of March 26, 2010, that certain Waiver and Seventh Amendment to Second Amended and Restated Credit Agreement dated as of April 15, 2011, that certain Eighth Amendment to Second Amended and Restated Credit Agreement dated as of May 31, 2011, and that certain Ninth Amendment to Second Amended and Restated Credit Agreement dated as of September 7, 2011 (as amended, and as further renewed, extended, amended or restated, the “Credit Agreement”);

WHEREAS, the Borrower has notified the Administrative Agent that Prism Gas Systems I, L.P. (“Prism”) intends to sell all of its equity interests in Waskom Gas Processing Company (“Waskom”), and McLeod Gas Gathering and Processing Company, L.L.C. (“McLeod”), Woodlawn Pipeline Co., Inc. (“Woodlawn”), and Prism Liquids Pipeline, LLC (“Prism Liquids”; Prism Liquids, Prism, McLeod, and Woodlawn are collectively referred to herein as the “Sellers”) intend to sell certain of their respective assets, to affiliates of CenterPoint Energy Field Services, LLC (“CenterPoint”) (such affiliates and CenterPoint are collectively referred to herein as the “Buyers”) pursuant to an Asset Purchase Agreement to be entered into between the Sellers and the Buyers (the “Proposed Disposition”); and

WHEREAS, the Borrower has requested that the Administrative Agent and Lenders amend the Credit Agreement to make certain changes described herein and consent to the Proposed Disposition, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Definitions. Unless otherwise defined in this Amendment and Consent, terms used in this Amendment and Consent that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment and Consent.

SECTION 2.Amendments to Credit Agreement on the Effective Date. Subject to satisfaction of the conditions precedent set forth in Section 5 of this Amendment and Consent, the Credit Agreement is amended as follows:

(a)    The following is added as new Section 5.25:

“Section 5.25    Money Laundering. The operations of each Loan Party are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of money laundering Laws, including, but not limited to, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and the Act, and no action, suit or proceeding by or before any Governmental Authority involving any Loan Party with respect to money laundering Laws is pending or, to the best knowledge of each Loan Party, threatened. To the knowledge of each Loan Party, it is not a Person with which any Lender is prohibited from dealing or otherwise engaging with in any transaction under applicable money laundering Laws.”

(b)    Section 10.01 is amended by (i) replacing the reference to “Section 10.01(b)” in clause (a) thereof with “Section 10.01(c)”, (ii) inserting “[Reserved]” as new subsection (b) thereof, and (iii) re-lettering subsections (b), (c), and (d) as subsections (c), (d), and (e), respectively.

SECTION 3.Amendments to Credit Agreement after the Effective Date. Effective upon receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower substantially in the form of Annex A attached hereto (the “Disposition Certificate”) and consummation of the Proposed Disposition, the Credit Agreement is amended as follows:

(a)Section 1.01 is amended by deleting (i) “, Waskom” from the definition of “Non-Pledging Prism Companies” and (ii) the definition of “Waskom” in its entirety;

(b)Section 4.02(d) is amended by deleting “Waskom,” therefrom;

(c)Section 6.01 is amended by (i) inserting “and” following the semicolon at the end of subsection (a), (ii) replacing the semicolon at the end of subsection (b) with a period, and (iii) deleting subsections (c) and (d) in their entirety;

(d)Section 7.02(a)(i) is amended in its entirety to read as follows:

“Investments by the Borrower and its Subsidiaries existing on the Seventh Amendment Effective Date in PIPE, and Investments by the Borrower and its Subsidiaries in PIPE after the Seventh Amendment Effective Date, provided that (A) PIPE continues to be a Permitted Joint Venture, (B) no Investment in PIPE shall be made after the Seventh Amendment Effective Date at a time when PIPE is subject to a Bankruptcy Event, and (C) such Investments shall be subject to Section 7.02(a)(ix)(C);”

(e)Section 7.02(a)(ix) is amended by (i) deleting “Waskom and” from the parenthetical immediately prior to the proviso thereof, (ii) inserting “and” after clause (C) of the proviso, (iii) deleting clauses (D), (E), and (F) of the proviso, and (iv) re-lettering clause (G) of the proviso as clause (D);
(f)    Section 7.16 is amended by deleting (i) “Waskom,” in the title thereto and (ii) “and Waskom” therefrom;

(g)    Section 8.01(h)(i) is amended by deleting “Waskom,” therefrom; and

(h)    Schedule 6.17 is amended in its entirety to read as set forth on Annex B attached hereto.

SECTION 4.Consent. Effective immediately prior to the receipt by the Administrative Agent of the Disposition Certificate, the Administrative Agent and the Lenders consent to (a) the Proposed Disposition, notwithstanding the restrictions in Section 7.07(c) of the Credit Agreement, and (b) the release of Liens and security interests on the Sellers' assets as required to effect the Proposed Disposition.

SECTION 5.Conditions of Effectiveness. This Amendment and Consent shall not be effective until the date (such date, the “Effective Date”) each of the following conditions precedent has been satisfied in full:

(a)receipt by the Administrative Agent of a counterpart of this Amendment and Consent executed by each Loan Party, the Administrative Agent, and Required Lenders or, solely with respect to the amendment in Section 2(b) hereof, all Lenders (which may be by telecopy or other electronic transmission);

(b)receipt by the Administrative Agent of payment of (i) fees to the Lenders party to this Amendment and Consent, and (ii) reasonable Attorney Costs of the Administrative Agent; and

(c)receipt by the Administrative Agent of other documents as may be reasonably required by the Administrative Agent.

SECTION 6.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment and Consent, each Loan Party represents and warrants to the Administrative Agent and to each Lender that:

(a)This Amendment and Consent, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors' rights generally and to general principles of equity).

(b)The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Effective Date, at the time of and after giving effect to this Amendment and Consent, as if made on and as of the Effective Date except to the extent such representations and warranties relate solely to an earlier date.

(c)As of the date hereof, at the time of and after giving effect to this Amendment and Consent, no Default or Event of Default has occurred and is continuing.

SECTION 7.Effect of Amendment.

(a)    This Amendment and Consent (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein, and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Amendment and Consent. Except as otherwise expressly provided by this Amendment and Consent, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and Consent and such Credit Agreement shall be read and construed as one instrument.

(b)    Each of the undersigned Guarantors is executing this Amendment and Consent in order to evidence that it hereby consents to and accepts the terms and conditions of this Amendment and Consent and the transactions contemplated thereby, agrees to be bound by the terms and conditions hereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Amendment and Consent. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Amendment and Consent, and are hereby ratified and confirmed as security for payment of the Obligations.

SECTION 8.Miscellaneous. This Amendment and Consent shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Amendment and Consent are for convenience of reference only and shall not define or limit the provisions hereof. This Amendment and Consent may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment and Consent, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment and Consent by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment and Consent.

SECTION 9.Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS Amendment and Consent) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECTION 10.Additional Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Amendment and Consent.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Consent to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:    MARTIN OPERATING GP LLC,
its General Partner

By:    MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership, as a Guarantor

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

MARTIN OPERATING GP LLC,
a Delaware limited liability company, as a Guarantor

By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

By:    MARTIN MIDSTREAM GP LLC,
its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THE TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, as a Guarantor

By:    Prism Gas Systems GP, L.L.C., its General Partner

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

PRISM GAS SYSTEMS GP, L.L.C., as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GULF COAST SYSTEMS, L.L.C., as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MCLEOD GAS GATHERING AND PROCESSING
COMPANY, L.L.C., as a Guarantor

By:    /s/ Ruben S. Martin
Ruben S. Martin
Sole Manager

[SIGNATURE PAGE TO THE TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WOODLAWN PIPELINE CO., INC.,
a Texas corporation, as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM LIQUIDS PIPELINE, LLC,
a Texas limited liability company, as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President

[SIGNATURE PAGE TO THE TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN MIDSTREAM FINANCE CORP.,
a Delaware corporation, as a Guarantor

By:    /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:    /s/ Rodica Dutka
Name:    Rodica Dutka
Title:    Manager, Agency

ROYAL BANK OF CANADA, as a Lender and as L/C Issuer

By:    /s/ Jason S. York
Jason S. York
Authorized Signatory

Wells Fargo Bank, N.A., as Syndication Agent and a Lender

By:    /s/ Thomas E. Stelmar, Jr.
Name:    Thomas E. Stelmar Jr.
Title:    Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agent and a Lender

By:    /s/ Sanjay Remond
Name:    Sanjay Remond
Title:    Authorized Signatory

REGIONS BANK, as Co-Documentation Agent and a Lender

By:    /s/ David Valentine
Name:    David Valentine
Title:    Vice President

UBS LOAN FINANCE, LLC, as Co-Documentation Agent and a Lender

By:    /s/ Mary E. Evans
Name:    Mary E. Evans
Title:    Associate Director

By:    /s/ Irja R. Otsa
Name:    Irja R. Otsa
Title:    Associate Director

[SIGNATURE PAGE TO THE TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK, as a Lender

By:    /s/ Carmen Malizia
Name:    Carmen Malizia
Title:    Vice President

COMPASS BANK, as a Lender

By:    /s/ Brandon Kelley
Name:    Brandon Kelley
Title:    Sr. Vice President

COMERICA BANK, as a Lender

By:    /s/ Brian Enzler
Name:    Brian Enzler
Title:    Vice President

CADENCE BANK, N.A.

By:    /s/ Steven Taylor
Name:    Steven Taylor
Title:    Vice President

ABN AMRO CAPITAL USA LLC

By:    /s/ Elizabeth Johnson
Name:    Elizabeth Johnson
Title:    Vice President

By:    /s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director

BANK OF AMERICA, N.A., as a Lender

By:    /s/ Julie Castano
Name:    Julie Castano
Title:    Senior Vice President

CITIBANK, N.A., as a Lender

By:    /s/ Daniel A. Davis
Name:    Daniel A. Davis
Title:    SVP

[SIGNATURE PAGE TO THE TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NATIXIS, as a Lender

By:    /s/ Daniel Payer
Name:    Daniel Payer
Title:    Managing Director

By:    /s/ Louis P. Laville, III
Name:    Louis. P. Laville, III
Title:    Managing Director

RAYMOND JAMES BANK, FSB, as a Lender

By:    /s/ Scott G. Axelrod
Name:    Scott G. Axelrod
Title:    Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:    /s/ Mark B. Grover
Name:    Mark B. Grover
Title:    Senior Vice President

`

[SIGNATURE PAGE TO THE TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ANNEX A

Certificate - Amendments to Credit Agreement and Consent

[Date]

The undersigned, a Responsible Officer of Martin Operating Partnership L.P., a Delaware limited partnership (the “Borrower”), delivers this certificate pursuant to Sections 3 and 4 of that certain Tenth Amendment to Second Amended and Restated Credit Agreement and Consent, dated as of May 22, 2012, between the Borrower, Martin Midstream

Partners L.P., a Delaware limited partnership, Royal Bank of Canada, as administrative agent, and the financial institutions party thereto (the “Amendment and Consent”), and, in connection therewith, hereby certifies, represents, and warrants as follows:

1.
The Borrower is consummating the Proposed Disposition on the date hereof in accordance with the terms of the Asset Purchase Agreement dated as of May [__], 2012, between the Sellers and the Buyers, and all other agreements, documents and instruments executed and delivered in connection therewith, with all material conditions precedent thereto having been satisfied in all material respects by the parties thereto.

2.
The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof (unless such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

3.	No Default or Event of Default exists or will result after giving effect to the Proposed Disposition.

4.
Net Cash Proceeds received by the Borrower in connection with the Proposed Disposition are no less than $260,000,000, which the Borrower shall use on the date hereof to repay all outstanding Obligations.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Amendment and Consent or the Credit Agreement (as defined in the Amendment and Consent), as applicable.

Remainder of Page Intentionally Blank.
Signature Pages to Follow.

I have hereto signed my name to this Certificate as of the date first written above.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:    MARTIN OPERATING GP LLC,

By:     /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer

Signature Page to Certificate

ANNEX B

Schedule 6.17

SCHEDULE 6.17

NON-PLEDGEABLE ASSETS

Description of Assets	Explanation Why May Not be Pledged	When Assets must be Pledged/Mortgaged
The Borrower's or Redbird's ownership interest in Cardinal	Cardinal's Limited Liability Company Agreement prohibits a pledge of the equity interest without consent of the other members
At such time as (x) Cardinal is a wholly owned direct or indirect Subsidiary of the Borrower, (y) Cardinal's Limited Liability Company Agreement no longer prohibits a pledge of the equity interest, or (z) consent to pledge of the equity interest is obtained from the other members